                                TERMINATION AGREEMENT


     This TERMINATION AGREEMENT (this "Agreement") is made and entered into as of October 2, 1998, between Atrium Corporation, a Delaware corporation ("Atrium Corp."), Atrium Companies, Inc., a Delaware corporation ("Atrium Co."), Hicks, Muse & Co. Partners, L.P., a Texas limited partnership ("HM LP"), and Hicks, Muse, Tate & Furst Incorporated, a Texas corporation ("HMTF Inc."). This Agreement is being entered into in connection with that certain Agreement and Plan of Merger dated as of August 3, 1998 (the "Merger Agreement") by and among Atrium Corp., D and W Holdings, Inc., a Delaware corporation ("Parent"), D and W Acquisition Corp., a Delaware corporation ("Sub") and the securityholders named therein.

                                       RECITALS

     A. Atrium Corp., Atrium Co. and HM LP are parties to that certain Monitoring and Oversight Agreement made and entered into effective as of November 27, 1996 (the "Monitoring and Oversight Agreement").

     B. Atrium Corp., Atrium Co. and HM LP are parties to that certain Financial Advisory Agreement made and entered into effective as of November 27, 1996 (the "Financial Advisory Agreement").

     C. Atrium Corp., HMTF Inc. and the persons listed on SCHEDULE 1 hereto are parties to that certain Stockholders Agreement, dated November 27, 1996 (the "Stockholders Agreement").

     D. Atrium Corp., HMTF Inc. and the persons listed on SCHEDULE 2 hereto are parties to certain Buy-Sell Agreements, identified by date on SCHEDULE 2 hereto (collectively, the "Buy-Sell Agreements").

     E. Atrium Corp., Atrium Co. and HM LP desire to terminate certain provisions of (i) the Monitoring and Oversight Agreement, and (ii) the Financial Advisory Agreement.

     F. The Merger Agreement provides that the Stockholders Agreement and the Buy-Sell Agreements shall be terminated effective as of the Closing and, to effect such termination, HMTF Inc. is willing to execute, deliver and enter into this Agreement.

                                      AGREEMENTS

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Atrium Corp., Atrium Co. and HM LP hereby terminate all of the terms and provisions set forth in the Monitoring and Oversight Agreement other than
Section 5 (to the extent such section would otherwise survive following the closing of the transactions contemplated in the Merger Agreement), such termination to be effective as of the date hereof. Atrium Corp., Atrium Co. and HM LP hereby agree that no party has breached any provision of the Monitoring and Oversight Agreement and that from and after its termination hereunder, each of Atrium Corp., Atrium Co. and HM LP hereby release each other from any liability they would otherwise have under the Monitoring and Oversight Agreement, except for any liability that Atrium Corp. and Atrium Co. have to HM LP with respect to any amounts owed under the Monitoring and Oversight Agreement as of the date hereof.

     2. Atrium Corp., Atrium Co. and HM LP hereby terminate all of the terms and provisions set forth in the Financial Advisory Agreement other than Section 5 (to the extent such section would otherwise survive following the closing of the transactions contemplated in the Merger Agreement), such termination to be effective as of the date hereof. Atrium Corp., Atrium Co. and HM LP hereby agree that no party has breached any provision of the Financial Advisory Agreement and that from and after its termination hereunder, each of Atrium Corp., Atrium Co. and HMLP hereby release each other from any liability they would otherwise have under the Financial Advisory Agreement.

     3. HMTF Inc. hereby consents to the termination of the Stockholders Agreement, such termination to be effective as of the date hereof. HMTF Inc. hereby agrees that no party has breached any term or provision of the Stockholders Agreement and that from and after its termination hereunder, HMTF hereby releases each other party to the Stockholders Agreement from any liability they would otherwise have to HMTF under the Stockholders Agreement.

     4. HMTF Inc. hereby consents to the termination of the Buy-Sell Agreements, such termination to be effective as of the date hereof. HMTF Inc. hereby agrees that no party to the Buy-Sell Agreements has breached any term or provision of his, her or its Buy-Sell Agreement and that from and after its termination hereunder, HMTF hereby releases each other party to each Buy-Sell Agreement from any liability they would otherwise have to HMTF under such Buy-Sell Agreement.

                 [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, Atrium Corp., Atrium Co., HM LP and HMTF Inc. have caused this Agreement to be signed, all as of the date first written above.

                              ATRIUM CORPORATION


                              By:
                                 -----------------------------------------------
                                 Randall S. Fojtasek,
                                 President and Chief Executive Officer


                              ATRIUM COMPANIES, INC.


                              By:
                                 -----------------------------------------------
                                 Randall S. Fojtasek,
                                 President and Chief Executive Officer


                              HICKS, MUSE & CO. PARTNERS, L.P.

                              By:  HM PARTNERS INC.,
                                   its General Partner


                              By:
                                 -----------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                              HICKS, MUSE, TATE & FURST
                                 INCORPORATED


                              By:
                                 -----------------------------------------------
                                 Jeffry S. Fronterhouse,
                                 Vice President

                                      SCHEDULE 1


Heritage Fund I, L.P.
Joe Fojtasek
Randall S. Fojtasek,
Russell S. Fojtasek
Hicks, Muse, Tate & Furst Equity Fund III, L.P.
HM3 Coinvestors, L.P.
O. Haynes Morris, Jr., Trustee of the Jack Martin Fojtasek Trust
O. Haynes Morris, Jr., Trustee of the Joe Fojtasek II Trust
O. Haynes Morris, Jr., Trustee of the P. Michael Fojtasek Trust
Joe Fojtasek, as custodian for Phillip Michael Fojtasek

                                      SCHEDULE 2

                    NAME                               DATE OF AGREEMENT
                    ----                               -----------------
               Kevin Schumacher                             11/27/96
               Edwin Beachly                                11/27/96
               Thomas Bowen                                 11/27/96
               John Craine                                  11/27/96
               James Gresham                                11/27/96
               Michael Hillmeyer                            11/27/96
               Jeff Hull                                    11/27/96
               Richard Kettle                               11/27/96
               Dow Pointer                                  11/27/96
               James Wright                                 11/27/96
               James McGlinn                                09/19/97
               Fred Bengtson                                03/27/98
               Robert Deakin                                03/27/98
               Michael Easterly                             03/27/98